UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 7, 2026
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
In connection with remarks to be made at the J.P. Morgan 44th Annual Healthcare Conference on Monday, January 12, 2026, beginning at 10:30 a.m. (Eastern Time), DexCom, Inc. (“Dexcom”) President and Chief Executive Officer, Jake Leach, will report preliminary, unaudited financial results for the fourth quarter of 2025 and fiscal year 2025, initial financial outlook for fiscal year 2026, and certain other information.
The fourth quarter and fiscal year 2025 preliminary unaudited financial results contained in Mr. Leach’s presentation, the press release and this Current Report on Form 8-K are subject to finalization in connection with the preparation of Dexcom’s Annual Report on Form 10-K for the twelve months ended December 31, 2025. This Current Report on Form 8-K and the press release contain, and Mr. Leach’s presentation on January 12, 2026 will contain, forward-looking statements that are not purely historical regarding Dexcom’s or its management’s intentions, beliefs, expectations and strategies for the future, including those related to Dexcom’s preliminary, unaudited revenue for the fourth quarter of and the full fiscal year 2025, including growth rates; total revenue guidance for fiscal 2026; Non-GAAP Gross Profit Margin and Non-GAAP Operating Margin guidance for fiscal 2025 and 2026, including expected growth rates; and potential strategic and business opportunities. All forward-looking statements included in Mr. Leach’s presentation, the press release and in this Current Report on Form 8-K are made as of the date published, based on information currently available to Dexcom as of the date hereof. Forward-looking statements deal with future events and therefore are subject to various risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from Dexcom’s current expectations are more fully described in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Dexcom’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. Should one or more of these risks or uncertainties materialize, or should any of Dexcom’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except as required by law, Dexcom assumes no obligation to update any such forward-looking statement after the date of this report or to conform these forward-looking statements to actual results.
In connection with Mr. Leach’s presentation, on January 12, 2026, Dexcom issued a press release announcing preliminary, unaudited results for the fourth quarter of 2025 and fiscal year 2025, initial financial outlook for fiscal year 2026, and certain other information, which is attached here as Exhibit 99.1.
Additionally, on January 7, 2026, Dexcom issued a press release providing a business update, which is attached here as Exhibit 99.2.
The information in this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is furnished shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Dexcom under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

99.1	Press release dated January 12, 2026
99.2	Press release dated January 7, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME M. SYLVAIN Jereme M. Sylvain Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	January 12, 2026